                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Check  the  appropriate  box:

[ ]  Preliminary  Information  Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive  Information  Statement

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                       TRIDENT SYSTEMS INTERNATIONAL, INC.
                  (Name of Registrant As Specified In Charter)
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Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.

[ ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.


1) Title of each class of securities to which transaction applies: Common Stock, $0.0001 par value
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2)  Aggregate  number  of  securities  to  which  transaction  applies:
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3)  Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4)  Proposed  maximum  aggregate  value  of  transaction:
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5)  Total  fee  paid:
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[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1)Amount  Previously  Paid:
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2)Form,  Schedule  or  Registration  Statement  No.:
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3)Filing  Party:
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4)Date  Filed:
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                       TRIDENT SYSTEMS INTERNATIONAL, INC.
================================================================================

                                 3592 ROUTE 22 W
                          WHITEHOUSE, NEW JERSEY 08888



                              INFORMATION STATEMENT

                                DECEMBER 30, 2002



                               GENERAL INFORMATION


     This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $.0001 per share (the "Common Stock"), of Trident Systems International, Inc., a Nevada Corporation (the "Company"), to advise you of an action which has already been approved by a majority in interest of the stockholders of the Company (the "Action"), namely, an amendment to the Company's Certificate of Incorporation (the "Amendment") which changes the name of the Company to "AAMPRO Group, Inc."

     The Company's Board of Directors, on November 20, 2002, approved the Amendment and recommended that the Amendment be approved by written consent of a majority in interest of our stockholders.

     In order to accelerate the filing of the Amendment and to reduce the costs of obtaining stockholder approval, our Board of Directors elected to obtain such approval by utilizing the written consent of the holders of a majority in interest of our Common Stock (the "Consent"). The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Chapter 78 of the Nevada Revised Statutes (referred to herein as the "Nevada Corporation Act" or the "NCA") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

     On or about November 21, 2002, Stockholders, who own in the aggregate 9,682,000 shares of our Common Stock, representing approximately 82.7% of our outstanding shares (the "Majority Stockholders"), give their written consent to the adoption of the Action. The proposed Amendment will become effective when filed with the Secretary of State of the State of Nevada.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                     YOU ARE REQUESTED NOT TO SEND A PROXY.

                               ACTION TO BE TAKEN

                                 THE NAME CHANGE

     The proposed change of the Company's name to "AAMPRO Group, Inc." is intended to more clearly convey a sense of the Company's business after the acquisition by the Company of Professional Employer Consulting Services, Inc. dba AAMPRO. The form of Amendment to the Articles of Incorporation that will be filed with the Nevada Secretary of State is attached hereto as Exhibit A. The name change will become effective upon the filing of the Amendment.

                                   RECORD DATE

     The close of business December 9, 2002, has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

                        EXPENSES OF INFORMATION STATEMENT

     The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record, on the Record Date, by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

                             ADDITIONAL INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     The following documents as filed with the Commission by the Company are incorporated herein by reference:

     (1) Amended Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002; and

     (2)     Annual  Report on Form 10-KSB for the year ended December 31, 2001.


                          OUTSTANDING VOTING SECURITIES

     As of the date of the Consent by the Majority Stockholders, November 21, 2002, the Company had 11,700,000 shares of Common Stock issued and outstanding, and there were no shares of Preferred Stock authorized. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

     On November, 21 2002, the holders of 9,682,000shares (or approximately 82.7% of the 11,700,000 shares of Common Stock then outstanding) executed and delivered to the Company a written consent approving the Amendment. Since the Amendment has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

     The NCA provides in substance that unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information concerning the ownership of Common Stock with respect to stockholders who were known to the us to be beneficial owners of more than 5% of the Common Stock as of the date hereof, and officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

Shareholder                Number  of  Common  Shares     Percentage  Ownership
-----------                --------------------------     ---------------------
Stephen  Farkas                             9,682,000                     82.7%

All officers and directors
as a group                                  9,682,000                     82.7%

                             NO RIGHTS OF APPRAISAL

     The Stockholders have no right under the NCA, the Company's Articles of Incorporation or By-Laws to dissent from any of the provisions adopted in the Amendment.


             AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO
                       CHANGE THE NAME OF THE CORPORATION

     The general purpose and effect of the amendment to the Company's Articles of Incorporation is to change the name of the Corporation to "AAMPRO Group, Inc." On November 21, 2002, the holders of over a majority of the outstanding shares of Common Stock approved the amendment by written consent.

     The Board of Directors believes that it is prudent to change the name of the Company to better reflect the Company's business activities.

                           EFFECTIVE DATE OF AMENDMENT

     Pursuant to Rule 14c-2 under the Exchange Act, the filing of the Amendment to the Articles of Incorporation with the Nevada Secretary of State or the effective date of such filing, shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on January 17, 2002.

                              By  Order  of  the  Board  of  Directors

                                      /s/  Stephen  Farkas
                                      -----------------------------------------
                                      Stephen  Farkas
                                      CEO and Director




                                    EXHIBITS



EXHIBITS

A Amendment to the Certificate of Incorporation of Trident Systems International, Inc.

                                    EXHIBIT A

                            ARTICLES OF AMENDMENT TO

                          ARTICLES OF INCORPORATION OF

                       TRIDENT SYSTEMS INTERNATIONAL, INC.

     Pursuant to the provisions of Section 78.385 of the Nevada Revised Statutes, the undersigned corporation, Trident Systems International, Inc. (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation.

                              Article I. Amendment
                              --------------------

The  Articles  of  Incorporation  of  the  Corporation  are  amended as follows:

Amendment  I  -  Name

     The  name  of  the  Corporation shall be amended to be "AAMPRO Group, Inc"


                       Article II. Date Amendment Adopted
                       ----------------------------------

     The amendment set forth in these Articles of Amendment was adopted on November 21, 2002.


                 Article III. Shareholder Approval of Amendment
                 ----------------------------------------------

     The amendment set forth in these Articles of Amendment was proposed by the Corporation's Board of Directors and approved by the shareholders by a vote sufficient for approval of the amendment.

     The  undersigned  executed  this  document  on  the  date  shown  below.

                                   /s/  Stephen  Farkas
                                   ----------------------------------------
                                   Stephen  Farkas
                                   CEO  and  Director
                                   Date:

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